                                                                    EXHIBIT 25

                              THE SPORTSMAN'S GUIDE, INC.

                                    POWER OF ATTORNEY


    WHEREAS, The Sportsman's Guide, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Report on Form 10-K for the fiscal year ended December 29, 1995:

    NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Gary Olen his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Report on Form 10-K for the fiscal year ended December 29, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of March, 1996.




                                                       /s/ William T. Sena
                                                       -----------------------
                                                       William T. Sena

                                                                    EXHIBIT 25

                              THE SPORTSMAN'S GUIDE, INC.

                                    POWER OF ATTORNEY


    WHEREAS, The Sportsman's Guide, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Report on Form 10-K for the fiscal year ended December 29, 1995:

    NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Gary Olen his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Report on Form 10-K for the fiscal year ended December 29, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of March, 1996.




                                                       /s/ Vincent W. Shiel
                                                       -----------------------
                                                       Vincent W. Shiel

                                                                    EXHIBIT 25

                              THE SPORTSMAN'S GUIDE, INC.

                                    POWER OF ATTORNEY


    WHEREAS, The Sportsman's Guide, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Report on Form 10-K for the fiscal year ended December 29, 1995:

    NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Gary Olen his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Report on Form 10-K for the fiscal year ended December 29, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of March, 1996.




                                                       /s/ Leonard M. Paletz
                                                       -----------------------
                                                       Leonard M. Paletz

                                                                    EXHIBIT 25

                              THE SPORTSMAN'S GUIDE, INC.

                                    POWER OF ATTORNEY


    WHEREAS, The Sportsman's Guide, Inc. (the "Company") intends to file with the Securities and Exchange Commission its Report on Form 10-K for the fiscal year ended December 29, 1995:

    NOW, THEREFORE, the undersigned in his capacity as a director of the Company hereby appoints Gary Olen his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Company's Report on Form 10-K for the fiscal year ended December 29, 1995 (including any amendment to such report) and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned, in the aforesaid capacity, to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorney.

    IN WITNESS WHEREOF, the undersigned has executed this instrument this 18th day of March, 1996.




                                                       /s/ Mark Kroger
                                                       -----------------------
                                                       Mark Kroger